Prepayments and Other Current Assets - Summary of Other Current Assets (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2025 CNY (¥)	Dec. 31, 2025 USD ($)	Dec. 31, 2024 CNY (¥)
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
Deductible VAT	¥ 30,701	$ 4,390	¥ 11,434
Rental deposits	49,487	7,077	46,361
Interest receivables	52,919	7,567	61,027
Others	53,637	7,670	51,931
Total	¥ 186,744	$ 26,704	¥ 170,753